Exhibit 10.22


                               AMENDMENT NO. 1 TO
                             INTERCREDITOR AGREEMENT

     THIS AMENDMENT NO. 1 TO INTERCREDITOR AGREEMENT (the "Amendment") is made as of September 29, 2000 by and between SOVEREIGN BANK, as successor to Fleet National Bank, formerly known as BankBoston, N.A., as successor to Rhode Island Hospital Trust National Bank (the "Bank"), and GENERAL ELECTRIC CAPITAL CORPORATION, a corporation organized under the banking laws of the State of New York, in its capacity as agent (in such capacity, "GE Capital") under the Amended and Restated Credit Agreement dated as of September 11, 1997 (the "GE Capital Agreement") among Finlay Fine Jewelry Corporation (the "Borrower"), Finlay Enterprises, Inc. (the "Parent"), the Agent and the lenders party thereto, with the acknowledgment and consent of the Borrower, amending the Intercreditor Agreement dated as of June 15, 1995 (the "Intercreditor Agreement") between the Bank and GE Capital, and acknowledged and consented to by the Borrower. Capitalized terms used herein without other definition shall have the meanings assigned to them in the Intercreditor Agreement.

     WHEREAS, the Bank and GE Capital, with the acknowledgment and consent of the Borrower, have heretofore entered into the Intercreditor Agreement in order to set forth the relative priorities of their respective security interests in and liens on the GE Capital Collateral and the Bank Collateral and to establish certain other matters relating thereto;

     WHEREAS, the Borrower wishes to establish eFinlay, Inc., a Delaware corporation ("eFinlay"), to engage in certain e-commerce business opportunities;

     WHEREAS, in connection therewith, the Borrower wishes, from time to time, to convey certain inventory consisting in part of Specified Gold Jewelry and Bank Collateral to eFinlay;

     WHEREAS, eFinlay is willing to guaranty the obligations of the Borrower under the GE Capital Agreement and to grant to GE Capital a security interest in all of its assets;

     WHEREAS, eFinlay is willing to guaranty the obligations of the Borrower under the Bank Agreement and to grant to the Bank a security interest in and lien upon any Specified Gold Jewelry owned by eFinlay;

     WHEREAS, the parties hereto wish to ensure that (i) any Specified Gold Jewelry at any time owned by eFinlay shall be deemed to constitute and be entitled to the benefits of Specified Gold Jewelry, Bank Collateral and Bank Priority Collateral under and for all purposes of the Intercreditor Agreement and (ii) that all

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assets of eFinlay shall be deemed to constitute  and be entitled to the benefits of GE Capital Collateral under and for all purposes of the Intercreditor Agreement;

     WHEREAS, in order to accomplish the foregoing, each of the parties hereto is willing to amend the Intercreditor Agreement in certain respects upon the terms and subject to the conditions contained herein;

     NOW, THEREFORE, in consideration of the mutual agreements contained in the Intercreditor Agreement, herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     ss.1. Amendment of ss.1(a) of the Intercreditor Agreement. Section 1(a) of the Intercreditor Agreement is hereby amended by:

          (a) inserting in the definition of "Bank Collateral", immediately before the period (".") at the end thereof the following text: "; provided, however, that Bank Collateral shall at all times be deemed to include Specified Gold Jewelry owned by eFinlay".

          (b) deleting from the definition of "Bank Documents" the text "as in effect on the date hereof" and inserting in lieu thereof the following text: "as in effect on the First Amendment Effective Date".

          (c) deleting from the definition of "Bank Obligations" the text "as in effect on the date hereof" and inserting in lieu thereof the following text: "as in effect on the First Amendment Effective Date."

          (d) deleting the period (".") at the end of the definition of "Bank Security Documents" and inserting in lieu thereof the following text: "and shall include the eFinlay Bank Guaranty and the eFinlay Bank Security Agreement."

          (e) inserting, in the order required by alphabetical order, the following new definitions:

          "eFinlay" shall mean eFinlay, Inc., a Delaware corporation.

          ""eFinlay Bank Guaranty" shall mean the eFinlay Guaranty dated as of September 29, 2000, issued by eFinlay in favor of the Bank, as amended, restated, supplemented or modified from time to time.

          "eFinlay Bank Security Agreement" shall mean the eFinlay Security Agreement dated as of September 29, 2000 between the Bank and eFinlay, as amended, restated, supplemented or modified from time to time.

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          "eFinlay  GE Capital  Guaranty"  shall mean the  Guaranty  dated as of
     September 29, 2000, issued by eFinlay in favor of GE Capital, as amended, restated, supplemented or modified from time to time.

          "eFinlay GE Capital Security Agreement" shall mean the Security Agreement dated as of September 29, 2000, between GE Capital and eFinlay, as amended, restated, supplemented or modified from time to time.

          "First Amendment Effective Date" shall mean the "Effective Date", as defined in Amendment No. 1 To Intercreditor Agreement dated as of September 29, 2000 by and between the Bank and GE Capital, with the acknowledgment and consent of the Borrower."

          (f) inserting in the definition of "GE Capital Collateral", immediately before the period (".") at the end thereof the following text:
     "; provided, however, that GE Capital Collateral shall at all times be deemed to include all of the assets of each of Finlay Merchandising & Buying, Inc. ("FMBI"), Finlay Jewelry, Inc. ("Finlay Jewelry") and eFinlay".

          (g) deleting from the definitions of "GE Capital Loan Documents", "GE Capital Obligations", and "GE Capital Security Documents", the text "the date hereof" and substituting in lieu thereof the text "the First Amendment Effective Date".

          (h) deleting the period (".") at the end of the definition of "GE Capital Security Documents" and inserting in lieu thereof the following text: "and shall include the eFinlay GE Capital Guaranty and the eFinlay GE Capital Security Agreement, and the guaranties and security agreements entered into by FMBI and Finlay Jewelry in favor of GE Capital."

          (i) deleting the period (".") from the end of the definition of "Lien" and substituting in lieu thereof the following text: ", eFinlay, Finlay Merchandising & Buying, Inc. or Finlay Jewelry, Inc.".

          (j) deleting from the definition of "Precious Metal" the text "the date hereof" and substituting in lieu thereof the text "the First Amendment Effective Date".

          (k) deleting the definition of "Specified Gold Jewelry" in its entirety and substituting in lieu thereof the following definition:

          ""Specified Gold Jewelry" shall have the meaning assigned to such term in the Bank Agreement as in effect on the First Amendment Effective Date and shall include Specified Gold Jewelry owned by eFinlay, but shall not include any proceeds of Specified Gold Jewelry other than the proceeds of casualty insurance in respect of any loss or destruction of or damage to Specified Gold Jewelry, which proceeds of casualty insurance shall be included."

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     ss.2.  Amendment of  ss.2a.4(b)  of the  Intercreditor  Agreement.  Section
2a.4(b) of the Intercreditor Agreement is hereby amended by:

          (a) deleting the first sentence of subsection (ii) thereof in its entirety and substituting in lieu thereof the following text:

               "The Borrower shall deliver to GE Capital such copies of checks constituting Payment Amounts, Store Statements, Consignment Memos, statements regarding the sale of Specified Gold Jewelry and other inventory by eFinlay and other materials as may be needed in order for GE Capital to make the necessary calculations under clause (c) below."

          (b) amending subsection (iii) thereof by (i) deleting the text "or in the event that GE Capital receives proceeds of Specified Gold Jewelry which does not constitute a Payment Amount," and (ii).inserting, immediately after the text "Payment Amount" in each of the first two places it appears in such subsection, the text "or other proceeds of Specified Gold Jewelry".

     ss.3. Amendment of ss.2.a4(c) of the Intercreditor Agreement. Section 2.a4(c) of the Intercreditor Agreement is hereby amended by:

          (a) inserting, in the preamble thereof, immediately after the text "the Borrower" and immediately before the text "during any calendar month", the text "or eFinlay".

          (b) deleting from the preamble thereof the text "from each Payment Amount or other proceeds of Specified Gold Jewelry received by GE Capital from each host store in respect of such calendar month," and substituting in lieu thereof the following text: "from each Payment Amount or other proceeds of Specified Gold Jewelry (including proceeds of Specified Gold Jewelry owned by eFinlay) received by GE Capital from each host store or otherwise (including from purchasers of Specified Gold Jewelry) in respect of such calendar month,".

          (b) inserting in clause (II) thereof, immediately after the text: "in the case of proceeds of Specified Gold Jewelry other than any Payment Amount" and immediately before the text "or, subject to paragraph (b) of this Section 2a.4", the following text "(including, without limitation, proceeds of Specified Gold Jewelry owned by eFinlay)".

     ss.4. Amendment of ss.4(B)(1) of the Intercreditor Agreement. Section 4(B)(1) of the Intercreditor Agreement is hereby amended by deleting therefrom the text "Bank Loan Documents" and substituting in lieu thereof the text "Bank Documents".

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     ss.5. Amendment of ss.6(c) of the Intercreditor Agreement.  Section 6(c) of
the Intercreditor Agreement is hereby deleted in its entirety and the following subsection is hereby substituted in lieu thereof:

          "(a) Notices. All notices, requests and other communications to any party hereunder shall be in writing and shall be personally delivered or sent by registered mail, postage prepaid, return receipt requested, or by a reputable courier delivery service or, alternatively by telecopy, and shall be given,

          if to the Bank:      Sovereign Bank
                               Precious Metals
                               1 West Mezzanine
                               15 Westminster Street
                               Providence, Rhode Island 02903

                               Attention: Albert L. Brown,
                                          Senior Vice President
                               Telecopier: (401) 752-1412

          with a copy to:      Bingham Dana LLP
                               150 Federal Street
                               Boston, Massachusetts 02110
                               Attention: Robert A. J. Barry, Jr. or
                                          Marijane Benner Browne, Esq.
                               Telecopier: (617) 951-8736

          if to GE Capital:    General Electric Capital Corporation
                               800 Connecticut Avenue
                               Two North
                               Norwalk, Connecticut 06854
                               Attention: Finlay Account Manager
                               Telecopier: (203) 852-3640 and
                               Attention: John Sirico, Esq.
                               Telecopier: (203) 316-7822

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          with a copy to:      Weil, Gotshal & Manges LLP
                               767 Fifth Avenue
                               New York, New York 10153
                               Attention: Warren T. Buhle, Esq.
                               Telecopier: (212) 310-8007

          if to the Borrower:  Finlay Fine Jewelry Corporation
                               529 Fifth Avenue
                               New York, New York 10017
                               Attention: Mr. Bruce Zurlnick
                               Telecopier: (212) 808-2946

          with a copy to:      Blank Rome Tenzer Greenblatt LLP
                               The Chrysler Building
                               405 Lexington Avenue
                               New York, New York 10174

                               Attention: James M. Kaplan, Esq.
                               Telecopier: 212-885-5047

or such other address or telecopy number as such party may hereafter specify by notice to GE Capital, the Bank and the Borrower. Each such notice, request or other communication shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section and the appropriate confirmation by the recipient thereof is received, (ii) if given by registered mail, 72 hours after such communication is deposited with the post office, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section."

     ss.6. Representations and Warranties. Each of the Bank and GE Capital represents and warrants to the other as follows:

     (a) Representations and Warranties. The representations and warranties of such Lender contained in the Intercreditor Agreement were true and correct in all material respects when made and continue to be true and correct in all material respects on the date hereof, except to the extent of changes resulting from transactions contemplated or permitted by the Intercreditor Agreement and this Amendment, and to the extent that such representations and warranties relate expressly to an earlier date.

     (b) Authority, No Conflicts, Etc. The execution, delivery and performance by such Lender of this Amendment and the consummation of the transactions contemplated hereby and thereby (i) are within the corporate power of such Lender and have been duly authorized by all necessary corporate action on the part of such Lender, (ii) do not

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          require any approval or consent of, or filing with,  any  governmental agency or authority, or any other person, association or entity which bears on the validity of this Amendment or the Intercreditor Agreement and which is required by law or the regulation or rule of any agency or authority, or other person, association or entity, (iii) do not violate any provisions of any law, rule or regulation or any provision of any order, writ, judgment, injunction, decree, determination or award presently in effect in which such Lender is named, and, (iv) do not result in any breach of or constitute a default under any agreement or instrument to which such Lender is a party or by which it or any of its properties is bound, including without limitation any indenture, contract, lease, debt instrument or mortgage.

     (c) Enforceability of Obligations. Each of the Amendment Documents has been duly executed and delivered by such Lender and constitutes the legal, valid and binding obligation of such Lender, enforceable against such Lender in accordance with its terms, provided that (a) enforcement may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws of general application affecting the rights and remedies of creditors, and (b) enforcement may be subject to general principles of equity, and the availability of the remedies of specific performance and injunctive relief may be subject to the discretion of the court before which any proceedings for such remedies may be brought.

     ss.7. Conditions to Effectiveness. This Amendment shall be effective as of the date first above written (the "Effective Date") upon the Bank's and GE Capital's receipt of this Amendment duly executed by each of the Bank, GE Capital and the Borrower.

     ss.8. Ratifications, etc. Except as expressly provided in this Amendment, all of the terms and conditions of the Intercreditor Agreement shall remain in full force and effect. All references in the Intercreditor Agreement or any related agreement or instrument to the Intercreditor Agreement shall hereafter refer to the Intercreditor Agreement, as amended hereby.

     ss.9. No Implied Waiver. Except as expressly provided herein, nothing contained herein shall constitute a waiver of, impair or otherwise affect any obligations of the Borrower under the Bank Documents or the GE Capital Loan Documents, any other obligations of either Lender or any right of either Lender consequent thereon.

     ss.10. Governing Law. This Amendment is intended to take effect as an instrument under seal and shall be construed according to and governed by the internal laws of the State of New York.

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     ss.11.  Execution in  Counterparts.  This  Amendment may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                        SOVEREIGN BANK, as successor to
                                        FLEET NATIONAL BANK, formerly known
                                        as BANKBOSTON, N.A., as successor in
                                        interest to RHODE ISLAND HOSPITAL
                                        TRUST NATIONAL BANK

                                        By: /s/ Patricia Malerba
                                           ---------------------------------
                                           Name: Patricia Malerba
                                           Title: Vice President


                                        GENERAL ELECTRIC CAPITAL
                                          CORPORATION, as Agent

                                        By: /s/ James F. Hogan, Jr.
                                           ---------------------------------
                                           Name: James F. Hogan, Jr.
                                           Title: Duly Authorized Signatory


ACKNOWLEDGED AND AGREED:

  FINLAY FINE JEWELRY
    CORPORATION

  By: /s/ Bruce Zurlnick
     --------------------------
     Name: Bruce Zurlnick

     Title: Senior Vice President, Chief Financial
             Officer and Treasurer